UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2022

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-09810		54-1701843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard,	Mechanicsville	Virginia	23116
(Address of principal executive offices)			(Zip Code)

Post Office Box 27626, Richmond, Virginia			23261-7626
(Mailing address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 1, 2022, the Our People & Culture Committee of the Board of Directors (the “Committee”) of Owens & Minor, Inc. (the “Company”) approved a Form of Restricted Stock Agreement (the “Restricted Stock Agreement”), a Form of Restricted Stock Unit Award Agreement (the “RSU Agreement”) and a Form of 2022 Performance Stock Unit Award Agreement (the “PSU Agreement” and collectively with the Restricted Stock Agreement and RSU Agreement, the “Award Agreements”) for issuance of equity incentive awards under the Company’s 2018 Stock Incentive Plan (as amended, the “Plan”).
Pursuant to the Plan and the Award Agreements, the Committee may grant shares of common stock to our directors, executive officers and other eligible participants subject to vesting conditions, including time-based conditions and performance-based conditions. Generally, under the terms of the Award Agreements, unvested shares are forfeited if an awardee’s employment with the Company is terminated prior to vesting; provided, that unvested shares may vest pro rata in the event of a not for cause termination of employment or termination of employment as a result of retirement, death or disability. Additionally, the Restricted Stock Agreement and RSU Agreement provide for “double-trigger” full vesting in the event of a Change in Control (as defined in the Plan) and subsequent qualifying termination of employment. Unvested performance shares generally fully vest at the target level in the event of a Change in Control.
This summary of the Award Agreements is qualified in its entirety by the specific language of the Award Agreements which are filed as Exhibits to this Report.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Form of Restricted Stock Agreement
10.2	Form of Restricted Stock Unit Award Agreement
10.3	Form of 2022 Performance Stock Unit Award Agreement
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded in the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: March 1, 2022	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary